SEQUOIA FUND, INC.

Supplement dated October 20, 2025 to the Prospectus dated May 1, 2025

The following is added after bullet point (v) under “PURCHASE AND SALE OF SHARES – Additional Purchase Information” in the Fund’s Prospectus dated May 1, 2025, as amended (the “Prospectus”):

The Adviser, at its discretion, reserves the right to waive the signature guarantee requirement.

The following replaces the last sentence under “PURCHASE AND SALE OF SHARES – Frequent Purchases and Redemptions of Shares” in the Prospectus:

Purchases and redemptions of Fund shares by approved third parties, such as ReFlow Fund, LLC (“ReFlow”), in connection with the Fund’s participation in their liquidity programs are not subject to these limitations.

The following replaces the “ReFlow Liquidity Program” section under “PURCHASE AND SALE OF SHARES” in the Prospectus:

ReFlow and Other Liquidity Programs

The Fund participates in the ReFlow Liquidity Program and other similar programs. The ReFlow Liquidity Program is designed to provide an alternative liquidity source for mutual funds. Pursuant to the program, ReFlow provides participating mutual funds (including the Fund) with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle that business day. The Fund is not guaranteed to receive cash from ReFlow on any given day as allocation of ReFlow’s available cash to participating funds is based on the results of ReFlow’s automated daily auction process among participating mutual funds. Following purchases of Fund shares, ReFlow then generally redeems those shares when the Fund experiences net shareholder purchases or at the end of a maximum holding period determined by ReFlow (currently eight days), or at other times at ReFlow’s discretion. While ReFlow holds Fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder.

For use of the ReFlow service, the Adviser, on behalf of the Fund, pays a fee to ReFlow each time it purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through the auction process. The current minimum fee rate (which is subject to change) is 0.14% of the value of the Fund shares purchased by ReFlow, although the Fund may submit a bid at a higher fee rate. The actual fee rate that may be charged to the Adviser, on behalf of the Fund, therefore may be higher than the minimum rate. ReFlow’s purchases of Fund shares through the liquidity program are made on an investment-blind basis without regard to the Fund’s objective, policies or anticipated performance. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of the Fund. ReFlow will periodically redeem its entire share position in the Fund and may request that such redemption be met in-kind in accordance with the Fund’s policies.

The Fund expects to satisfy redemption requests in-kind in connection with its participation in other liquidity programs and pay a fee to certain third parties arising from distributing non-U.S. portfolio securities to such parties.

ReFlow may purchase Fund shares at net asset value and will not be subject to the Fund’s investment minimum. In addition, investments in the Fund by ReFlow and other approved third parties are not subject to the Fund’s policy regarding frequent purchases and redemptions of shares of the Fund as described above under “Frequent Purchases and Redemptions of Shares” in the Prospectus. The Board has approved the Fund’s use of the ReFlow Liquidity Program and certain other liquidity programs.

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YOU SHOULD RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.